Exhibit 10.80a




                           MAXICARE HEALTH PLANS, INC.

                             STOCK OPTION AGREEMENT


            Maxicare Health Plans, Inc., a Delaware corporation (the "Company"), hereby grants as of this 20th day of May, 1991, to Warren Foon (the "Optionee"), an option to purchase a maximum of 10,000 shares of its common stock (the "Common Stock"), at a price per share (the "Exercise Price") equal to the weighted average price per share for the first twenty trading days after December 5, 1990, of (1) the closing bid price of the Company's Common stock in the principal national securities exchange in which the Common Stock is traded, or (ii) if the Company's Common Stock is not traded on a national securities exchange, the last reported sale price of the Common Stock on the NASDAQ National Market List, or
       (iii) if the Common Stock is not reported on the NASDAQ National Market List, the closing bid price (or average of bid prices) last quoted by an established quotation service for over-the-counter securities (the "Option"), on the following terms and conditions:

            1. Grant Under 1990 Stock Plan. The Option is granted pursuant to and is governed by the Company's 1990 Stock Option Plan (the "Plan") and, unless the context otherwise requires, terms used and/or defined herein shall have the same meaning as in the Plan. Determinations made in connection with this Option pursuant to the Plan shall be governed by the Plan as it exists on this date.

            2. Extent of Option. If the Optionee has continued to serve in the capacity of an officer, employee, or director with the Company on the following dates, the Optionee may, subject to
       Section 13 hereof, exercise this Option for the portion of the total number of shares subject to this Option set opposite the applicable date:


            December 5, 1992      One-third (1/3) of the total
                                  number of shares subject to
                                  this option

            December 5, 1993      An additional one third (1/3)
                                  of the total number of shares
                                  subject to this Option

            December 5, 1994      An additional one-third (1/3)
                                  of the total number of shares
                                  subject to this Option


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
       The foregoing rights are cumulative and, while the Optionee continues to serve as an officer, director or employee of the Company may be exercised up to and including the earlier of the date which is 5 years from December 5, 1990 or the expiration date of the Plan (the earlier of such dates being hereinafter referred to as the "Option Expiration Date"). For purposes of this Agreement, any accrued installment shall be referred to as an "Accrued Installment". All of the foregoing rights are subject to Sections 3 and 4 hereof, as appropriate, if the Optionee ceases to serve as an officer, director or employee of the Company or becomes disabled or dies while serving as an officer, director or employee of the Company.

            3. Termination of Business Relationship. If the Optionee ceases to remain an officer, director or employee of the Company other than by reason of death or disability as defined in Section 4, any unexercised Accrued Installments of the Option shall expire and become unexercisable as of the earlier of (i) the Option Expiration Date, or (ii) thirty (30) days following the termination of Optionee's employment or termination of Optionee's directorship. No further installment of this Option shall become exercisable. The Board of Directors of the Company may extend such thirty (30) day period for a period not to exceed one (1) year following the Termination Date (as defined in the Plan), but in no event beyond the applicable Option Expiration Date. In such a case, the Optionee's only rights hereunder shall be those which are properly exercised before the termination of this Option. Any portion of an Option that expires hereunder shall remain unexercisable and be of no effect whatsoever after such expiration notwithstanding that such Optionee may be reemployed by, or again become a director of, the Company.

            4. Death or Disability. In the event of the death of the Optionee while an officer, employee or director of the Company, or in the event of termination of employment or directorship by reason of the Optionee's Disability (as defined in the Plan), any unexercised Accrued Installments of the Option granted to Optionee shall expire and become unexercisable as of the earlier of (i) the Option Expiration Date, or (ii) the first anniversary date of the Optionee's death (if applicable) or (iii) the first anniversary date of the termination of employment or directorship by reason of Disability (if applicable). Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration by (and only by) the person or persons to whom the Optionee's Option rights shall pass by will or by the laws of descent and distribution. Any installments under a deceased Optionee's Option that have not accrued as of the date of hi/hers death shall expire and become unexercisable as of said date of death. For purposes of this Agreement, the Optionee shall be deemed employed by the
       Company during any period of leave of absence from active employment as authorized by the Company.

            5. Partial Exercise. Exercise of this Option up to the extent above stated may be made in part at any time and from time to time with the above limits, except that this Option may not be
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
       exercised for a fraction of a share. Upon the exercise of the final installment of this Option, the Optionee shall be entitled to receive cash with respect to the value of any fraction of a share (in lieu of any said fractional share).

            6. Payment of Exercise Price. The Exercise Price is payable in United States dollars and may be paid in cash or by certified or cashier's check, or any combination of the foregoing, equal in the amount to the Exercise Price.

            7.     Investment Representations; Restrictions on Transfer.

            (a) The Optionee represents, warrants and covenants to the Company that:

            (i) Any Common Stock acquired by the Optionee upon exercise of the Option will be acquired for the Optionee's own account and not with a view to resale on distribution in violation of the Securities Act of 1933, as amended (the "1933 Act").

            (ii) The Optionee has such knowledge and experience in business and financial matters as to be capable of utilizing the information which is available to the Optionee to evaluate the merits and risks of an investment in the Common Stock, and is able to bear the economic risks of any Common Stock or other securities which the Optionee may acquire upon exercise of the Option.

            (iii) The Optionee understands that neither the Option nor the Common Stock to be issued upon exercise of the Option have been registered under the Securities Act of 1933, as amended (the "1933 Act"), that the Option has been, and the shares of Common Stock issuable upon exercise of the Option will be, issued in reliance upon certain exemptions contained therein, and that the Company's reliance on such exemption is predicated on Optionee's representations set forth herein. The Optionee further understands that because neither the Option nor the shares of Common Stock to be issued up on exercise of the Option have been registered under the 1933 Act, the Optionee may not and Optionee covenants and agrees that Optionee will not, sell, offer to sell or otherwise dispose of any such securities in violation of the 1933 Act or any applicable "blue sky" or securities law of any state. The Optionee acknowledges and understands that Optionee has no independent right to require the Company to register the Option or the Common Stock to be issued upon exercise of the Option.

            (b)    The Optionee  consents  to  the  placing of restrictive
       legends in substantially the following form on any stock certificate(s) representing Common Stock Issued upon exercise of the Option:
            "The Shares  represented  by  this  Certificate  have not been registered under the Securities Act of 1933, as amended, or the blue sky laws of any state. These shares have been acquired for investment and not with a view to distribution or resale, and may not be sold,mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such
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
       shares under the Securities Act of 1933, as amended, or until the issuer has been furnished with an opinion of counsel for the registered owner of these shares, reasonably satisfactory to counsel for the issuer, that such sale, transfer or disposition is exempt from the registration or qualification provisions of the Securities Act of 1933, as amended, or the blue sky laws of any state having jurisdiction".

            (c) The Optionee also hereby consents and agrees to the placing of stop transfer instructions against any subsequent transfer(s) of shares of Common Stock issued upon exercise of the Option. The Company hereby agrees to remove the legend and stop transfer instructions upon receipt of an opinion of counsel from the registered owner of the shares of Common Stock issued upon exercises of the Option, in form and substance acceptable to counsel for the Company, to the effect that such shares may be transferred without violation of the 1933 Act or the "blue sky" laws of any state having jurisdiction.

            8. Method of Exercising Option. No Option may be exercised in whole or in part until two (2) years after December 5, 1990. Subject to the terms and conditions of this Agreement, this Option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this Option and the number of shares in respect of which it is being exercised and shall be signed by the Optionee or person or persons entitled to so exercise this Option. Such notice shall be accompanied by payment of the full Exercise Price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice is received. The certificate or certificates for the shares as to which this Option shall have been so exercised shall be registered in the name of the person or persons so exercising this Option (or, if this Option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this Option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship) and shall be delivered to or upon the written order of the person or persons exercising this Option. In the event this Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

            9. Option Not Transferable; Transfer of Stock. This Option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee's lifetime, only the Optionee may exercise this Option. Common Stock issued pursuant to the exercise of this Option or any interest in such Common Stock, may be sold, assigned, gifted, pledged, hypothecated, encumbered or otherwise transferred to alienated in any manner by the holder(s) thereof, subject, however, to the provisions of the
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
       Plan, including any  representations  or warranties requested under
       Section 22 thereof, and also subject to compliance with any applicable federal, state, local or other law, regulations or rule governing the sale or transfer of stock or securities, and provided, further than in all cases, the Optionee may not sell or otherwise transfer shares acquired upon the exercise of an Option for a period of six (6) months following the date of acquisition (within the meaning of Section 16-b (3) of the Security Exchange Act of 1934) of such Option without the prior written consent of the Board.

            10.    No  Obligation  to  Exercise  Option.    The  grant and
       acceptance of this Option imposes no obligation on the Optionee to exercise it.

            11. No Obligation to Continue Employment. The Company is not by the Plan or this Option obligated to continue to employ Optionee and neither the Plan nor this Option shall otherwise interfere with the Company's right to discharge or retire any employee, including Optionee, at any time.

            12. No Rights as Stockholder Until Exercise. The Optionee shall have no rights as a stockholder with respect to shares subject to this Agreement until a stock certificate therefore has been issued to the Optionee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

            13.    Reorganization of Company.

            (a) Upon the dissolution or liquidation of Company, or upon a reorganization, merger or consolidation of the Company as a result of which the Company's outstanding Common Stock is changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of all or substantially all property of the Company to, or the acquisition of all or substantially all of the stock of the Company then outstanding by, another corporation or person, the Plan shall terminate, and the Option granted hereunder shall terminate; provided, however, if Optionee is entitled, to exercise any unexercised installment of the Option including all unaccrued installments thereof which would, but for this subsection 13(a), not yet be exercisable. Notwithstanding the foregoing, in the event that any transaction causing such termination is not consummated, any unexercised unaccrued installments that had become exercisable solely by reason of the provisions of this subsection 13(a) shall again become unaccrued and unexercisable as of said termination of such transaction, subject, however, to such installments accruing pursuant to the normal accrual schedule provided in the terms under which the Option was granted.


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
            (b) In addition to and not in lieu of those rights granted pursuant to subsection 13(a) above, if provisions shall be made in writing in connection with such transaction for the continuance of the Plan and/or the assumption of options theretofore granted, or the substitution for such options of options covering the stock of the successor corporation, or a parent or subsidiary thereof with appropriate adjustments as to the number and kind of shares and prices, the unexercised Option shall continue in the manner and under the terms so provided.

            (c) The Company shall have no obligation to provide for the continuance, assumption or substitution of the Plan or the Option by any successor corporation or parent or subsidiary thereof.

            14.    Withholding Taxes.  The Optionee hereby agrees that the
       Company may withhold from the Optionee's wages or other remuneration the appropriate amount of federal, state and local taxes attributable to the Optionee's exercise of any installment of this Option. The Optionee further agrees that, if the Company does not withhold an amount from the Optionee's wages or other remuneration sufficient to satisfy the Company's withholding obligation, the Optionee will reimburse the Company on demand, in cash, for the amount underwithheld.

            15. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such State and without regard to the conflict of law principals thereof.

            16. Amendments. No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing signed by all parties hereto.

            17. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            18.    Survival  of  Representations.    All  representations,
       covenants and warranties of the parties hereto shall survive the execution of this Agreement.












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
            IN WITNESS WHEREOF the Company and the Optionee have caused this instrument to be executed as of the date first written above, and the Optionee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.

                                    THE COMPANY:

                                    MAXICARE HEALTH PLANS, INC.


                                    By: /s/ PETER J. RATICAN
                                        ------------------------
                                            Peter J. Ratican
                                         Chairman, President and
                                         Chief Executive Officer


                                    OPTIONEE:


                                    /s/ WARREN FOON
                                    ---------------------------
                                        Warren Foon






























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